LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (the "Agreement") is made and entered into as of the 21st day of December, 2000 by and among Krupp Insured Mortgage Limited Partnership, a Massachusetts limited partnership ("KIM"); Berkshire Mortgage Finance Corporation, a Massachusetts corporation as successor to Krupp Mortgage Corporation (the "First Mortgagee"); Legacy Wildflower Limited Partnership, a Nevada limited partnership formally known as Lincoln Wildflower Limited Partnership (the "Partnership" or the "Borrower"); Legacy Partners 326 Limited Partnership, a Nevada limited partnership formally known as Lincoln Property
Company #326 Limited, the General Partner of the Partnership (the "General Partner"); and Legacy Partners Residential, Inc., a Delaware corporation (the "Property Management Agent") ( collectively; the "Parties").

                              W I T N E S S E T H:

         WHEREAS, the First Mortgagee made a mortgage loan to the Partnership in the original principal sum of Seventeen Million Six Hundred Thousand and No/Dollars ($17,600,000) which loan, was coinsured by the U.S. Department of Housing and Urban Development (HUD) (the "Coinsured Loan") under the provisions of the National Housing Act;

         WHEREAS. the Coinsured Loan was made to finance the Wildflower Apartments located in Clark County, Nevada and identified as HUD Project 125-10523 (the "Project"):

         WHEREAS, the Coinsured Loan is evidenced by a certain Deed of Trust Note (the "Coinsured Note") dated December 12, 1989 from the Partnership to the First Mortgagee in the original principal sum of $17,600,000.00;

         WHEREAS,  the repayment of the indebtedness  evidenced by the Coinsured
Note is secured by, among other things, a Deed of Trust dated December 12, 1989 and recorded in the Official Records of Clark County, Nevada on December 13, 1989 in Book 891213 as document 0723 (the "Coinsured Mortgage");

         WHEREAS, the operation of the Project is subject to the constraints of a Regulatory Agreement For Multifamily Housing Projects Coinsured by HUD dated December 12, 1989 and recorded in, the Official Records of Clark County, Nevada on December 13, 1989 in Book _____________ as document No.0724 (the "Regulatory Agreement"); (the Coinsured Note, Coinsured Mortgage and Regulatory Agreement are collectively referred to as the "First Mortgage Loan Documents");

         WHEREAS, the First Mortgagee obtained funding for the Coinsured Loan through the issuance of a GNMA MBS purchased by KIM.

         WHEREAS, the interest rate on the Coinsured Loan and the GNMA MBS was below the then-prevailing interest rates for comparable loans and securities, and KIM was unwilling to so participate in the financing of the Coinsured Loan unless the Partnership agreed to pay additional interest to KIM;

         WHEREAS, the Partnership agreed to pay additional interest to KIM as evidenced in the Subordinated Promissory Note (the "Subordinated Note") made by the Partnership in favor of KIM which is secured by a Subordinated Multifamily Deed of Trust Assignment of Rents and Security Agreement (the "Subordinated Mortgage") dated December 12, 1989 and recorded in the Official Records of Clark County, Nevada at Book 891213 as document 00726 (the Subordinated Note and Subordinated Mortgage are collectively referred to as the "Participating Loan Documents");

         WHEREAS, the Project has experienced financial difficulties and the Borrower has requested assistance from KIM in regards to the obligations under certain terms of the Coinsured Loan Documents and the Participating Loan Documents;

         WHEREAS, the Property Management Agent is an entity affiliated with both the Borrower and the General Partner, and the continued successful operation of the project will inure to its benefit. In order to assure that successful operation, and in exchange for the benefits it expects to derive therefrom, the Property Management Agent has agreed to be a party to this Agreement;

         WHEREAS, the Partnership, the Property Management Agent, the First Mortgagee and KIM have agreed to certain terms in an effort to provide assistance to the Borrower to assure the continued and successful operation of the project, which terms are set forth herein.

         NOW THEREFORE, in consideration of the foregoing, the sum of Ten and No/100 Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency, of which are hereby acknowledged, and intending to be legally bound, the Partnership, the Property Management Agent, the First Mortgagee and KIM each hereby agree as follows:

1.Recitals Incorporated. The foregoing Recitals are hereby incorporated herein as if fully set forth.

2. Establishment of an Escrow. A Supplemental Repair and Operations Escrow (the "Escrow") shall be established by the Parties and administered by the First Mortgagee. The Escrow shall be administered by the First Mortgagee in accordance with the same terms conditions and requirements established by HUD for the administration of the Reserve for Replacements called for in the Regulatory Agreement as part of the Coinsured Loan at Section B Paragraph 1 thereof. Requests for disbursements from the Escrow shall be made to the First Mortgagee by the Borrower using the same format and documentation as required of the Borrower to effect a withdrawal from the Reserve for Replacements established for the Coinsured Loan. Notwithstanding the above, the funds contributed to the Escrow by any of the Parties shall be available for use for the expenses set forth on Exhibit A hereto, even if one or more of those expense items would not normally be payable from the Reserve for Replacements as constrained by HUD's rules.

3. Duration of the Agreement. The initial contributions called for in this Agreement shall be made upon the execution of this Agreement and in accordance with the terms set forth below and further contributions shall continue through and including December 31, 2002 unless this Agreement is sooner terminated or amended by the mutual written agreement of the Parties.

4.       Funding the Escrow

         (a) The Property Management Agent. During the course of the term of this Agreement, the Property Management Agent will continue to earn its currently approved management fee. However the Property Management Agent agrees to initially contribute to the Escrow a sum equivalent to thirty percent (30%) of the management fees it has received for the period January 1, 2000 through and including September 30, 2000 (the "Property Manager's Initial Contribution").

                  Thereafter, on a monthly basis, the Property Management Agent agrees to make further contributions to the Escrow in an amount equal to thirty percent (30%) of the management fees it receives as it receives them for each month in the period of October 2000 to and including December 2002 (the "Property Manager's Additional Contributions"):

         (b) KIM. Upon notification from the First Mortgagee that it has received the Property Managers Initial Contribution to the Escrow, KlM shall deposit into the Escrow a sum equivalent to $105,000.00 plus such additional amount as is the equivalent of the sum actually deposited to the Escrow for the Property Manager's Initial Contribution, which additional sum shall not to exceed 30% of the fees actually received by the Property Management Agent for the period January 1, 2000 to September 30, 2000. ("KIM's Initial Contribution").


         Thereafter for the duration of this Agreement, KIM shall make further deposits to the Escrow in those amounts and at those times as the Property Management Agent makes the Property Managers Additional Contributions, provided that such further deposits by KIM shall not exceed thirty percent (30%) of the management fees actually received by the Property Management Agent for the duration of the term of this Agreement ("KIM's Additional Contributions") and provided further that: the Borrower is not in default of the terms of the First Mortgage Loan Documents and the Participating Loan Documents; and the General Partner is not in default of the terms of this Agreement.

         It is contemplated and agreed to by the Parties that KlM's contributions to the Escrow are to be considered as rebates from or reductions to the sums actually paid to it as Interest pursuant to and as that term is defined in the Subordinated Note, and shall not be construed as an independent contribution of capital to the Borrower or a modification of the terms of the Subordinated Note. Further KIM's contribution to the Escrow shall not under any circumstances be construed as rebates from or reductions of the sums due from the Borrower under the terms of the Coinsured Note. Accordingly, under no circumstances shall KIM's contribution to the Escrow exceed the amount of interest it has actually received under the terms of the Subordinated Note for the periods in question.

          (c) Any and all contributions to the Escrow made by either KIM or the Property Management Agent shall be evidenced by notes payable by the Borrower, which notes shall be interest free. To the extent those notes are payable from project cash flow they shall be payable by the Borrower from Surplus Cash only, as Surplus Cash is defined and constrained by the Regulatory Agreement. To the extent there are undisbursed funds in the Escrow those funds shall be disbursed in the manner described in Paragraph 6(a) below.

          (d) The General Partner. The General Partner shall participate in this Agreement by converting short term loans it has already made to the Borrower, in the amount of $105,000.00, to long term loans to the Borrower evidenced by a note or notes (the "Converted Loans"), the terms of which shall provide that the loan shall be non-interest bearing and the principal of which shall be paid only by Surplus Cash, as that term is defined and constrained by the Regulatory Agreement, when and if Surplus Cash is available, and in accordance with the provisions set forth below.

           The General Partner's obligation to convert the loan described above shall be a pre-condition to KIM's Initial Contribution and KIM's Additional Contributions.

5. The Existing Request for Reimbursement. Upon receipt by the First Mortgagee of the full amount of the Property Manager's Initial Contribution and KIM's Initial Contribution, coupled with the General Partner's conversion of short term debt to long term debt as recited in Section 4(d) above, the First Mortgagee shall process the Borrower's existing June 5, 2000 request for reimbursement from the existing Reserve for Replacement, in the amount of $84,995.04; provided that any sums approved by the First Mortgagee are approved in accordance with HUD requirements and are used by the Borrower both in accordance with HUD requirements and for those items listed on Exhibit A which are properly payable from the HUD required Reserve for Replacement in conformance with those guidelines.

6.       Requirement of Sums Contributed Under this Agreement

          (a) All sums contributed to the Escrow, as well as those converted to long term debt by the General Partner in accordance with the terms of this Agreement, shall be repaid to the respective parties solely from distributable Surplus Cash, as that term is defined and distributions are constrained in the Regulatory Agreement. To the extent any such distributable Surplus Cash exists, it together with all funds contributed to the escrow that are not disbursed, upon the mutual agreement of the parties shall be disbursed to KIM, the Property Management Agent and the General Partner, prorated respectively to the cumulative balances contributed to the Escrow by each contributor and the cumulative balance of the Converted Loans. If the parties do not mutually agree upon a distribution, such funds shall be placed in the reserve for replacement and thereafter disbursement in accordance with HUD requirements.

          (b) In the event either a Sale or a Refinancing of the Project occurs before the sums contributed to the Escrow and the Converted Loans are repaid, the net proceeds from the Sale or Refinancing as that term is defined in the First Mortgage Loan Documents and the Participating Loan Documents, shall be distributed to KIM, the Property Management Agent and the General Partner in the same manner as described in Section 6(a) above.

7. Certain Definitions. All capitalized terms unless defined herein shall have the same meaning as those terms are defined in the First Mortgage Loan Documents or the Participating Loan Documents.

8. Notice Requirements

           (a) All notices and other communications required or permitted under this Agreement shall be in writing and, if mailed by prepaid United States first-class, certified mail, return receipt requested, at any time other than a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to be received on the earlier of the date shown on the return receipt or five (5) business days after the postmarked day thereof. In addition, notices hereunder may be delivered by hand or by overnight courier, in which event the notice shall be deemed effective when delivered. All notices and other communications under this Agreement shall be given to the Parties hereto at the following addresses:

                  If to the Partnership, General Partners, and/or
                  Property Management Agent:

                  Fore Property Company
                  31416 Agoura Road,
                  Suite 160
                  Westlake Village, CA 91361
                  Attn.: Ellen Richwine


                  If to the First Mortgagee and/ or KIM:

                  Berkshire Mortgage Finance Corporation
                  One Beacon Street
                  Boston, Massachusetts 02108
                  Attn:  Head of Portfolio Management

                  Any party hereto may change the address to which notices shall be directed under this Paragraph 8 by giving ten (10) days written notice of such change to the other Parties.

9. Loan Documents Not Impaired. Except as expressly set forth herein, the agreements set forth herein are not intended to affect or alter the obligations of the Partnership and the General Partner under the First Mortgage Loan Documents or the Participating Loan Documents, and this Agreement shall not be construed as a novation, renegotiation or release under any of these documents.

10.  Representations of Borrower, the General Partner and
     the Property Management Agent.
-------------------------------------------------------------------------------
The Partnership, General Partner and the Property Management Agent hereby acknowledge and confirm with the First Mortgagee and KIM that:

                   (i) They have no offset, counterclaim or defense with respect to the obligations under the First Mortgage Loan Documents, or Participating Loan Documents or the Management Contract and to the extent that they had any offset, counterclaim or defense with respect to the obligations thereunder, they hereby waive and release such offset, counterclaim and defense.

(ii) The Partnership and General Partner ratify and affirm all obligations under the First Mortgage Loan Documents and the Participating Loan Documents.

(iii) There are no current or contemplated claims against the First Mortgagee and/or KIM.

11. Representation of the First Mortgagee and KIM. The First Mortgagee and KIM hereby acknowledge that all payment obligations identified in this Agreement, the First Mortgage Loan Documents and the Participating Loan Documents are and remain nonrecourse to the extent set forth therein.

12. Execution in Counterparts. This Agreement may be signed in counterparts by the Parties and shall be effective upon the signature of the last party to sign the Agreement.

13. Binding Effect. The terms and provisions of this Agreement shall be binding upon the Parties hereto and their heirs, successors and assigns.

14.  Time  is of  the  Essence.  Time  is of  the  essence  in  this  Agreement.


15. Governing Law. This Agreement shall be construed under the laws of the State of Nevada and if any provisions of this Agreement are held by a court of competent jurisdiction to be illegal, invalid or unenforceable, then such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the other remaining provisions of this Agreement.

16. No Other Agreements. This Agreement embodies the entire Agreement of the Parties related to the subject covered herein and no oral agreements exist among the Parties with respect to that subject matter. This Agreement may be amended only by an agreement in writing executed by each party.

IN WITNESS WHEREOF, the undersigned Parties have caused this instrument to be executed as of the day, month and year first written above.


Wildflower Agreement - Schedule A - Sources and Uses

revised 12/12/00



Sources                                    2000             2001             2002
------------------------------------- ---------------- ---------------- ----------------
Repair Escrow
------------------------------------- ---------------- ---------------- ----------------
------------------------------------- ---------------- ---------------- ----------------
   KIM Interest rebate, estimated             152,000           50,000           55,000
------------------------------------- ---------------- ---------------- ----------------
------------------------------------- ---------------- ---------------- ----------------
   Legacy Fee rebate, estimated                47,000           50,000           55,000
------------------------------------- ---------------- ---------------- ----------------
------------------------------------- ---------------- ---------------- ----------------
Replacement Reserve, estimated                200,000                           190,000
------------------------------------- ---------------- ---------------- ----------------
------------------------------------- ---------------- ---------------- ----------------
                                              399,000          100,000          300,000
------------------------------------- ---------------- ---------------- ----------------



USES                                     2000-2001        2001-2002        2002-2003     Comments
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Pay down A/P                                   83,000                                    3/00 operating statement
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Critical Repairs                               30,940                                    Half of Gene Thomas's estimate
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Upgrade Unit Turns                             50,000                                    Discussion with manager 5/10
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Put down units on-line                         16,617                                    Borrower Exhibit B
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Playground                                      9,740                                    Borrower Exhibit B
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Landscape                                       6,350                                    Borrower Exhibit B
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Laundry room repairs                            3,610                                    Borrower Exhibit B
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Pool Decks                                     14,010                                    Borrower Exhibit B
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Sports Court                                    7,100                                    Borrower Exhibit B
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Paint                                         177,633           97,367                   Borrower Bid
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Roofs                                                                           270,750  per Gene Thomas's estimate of 8/99
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Total                                         399,000           97,367          270,750
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------

------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Funds Available                               399,000          100,000          300,000
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------
Surplus/(Deficit)                                                2,633           29,250
                                                -
------------------------------------- ---------------- ---------------- ---------------- --------------------------------------